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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 5, 2000



                                AIRGATE PCS, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                              027455                              58-2422929
(State or other jurisdiction           (Commission File Number)         (IRS Employer Identification No.)
     of incorporation)
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               HARRIS TOWER, 233 PEACHTREE STREET N.E., SUITE 1700
                             ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)


                                  404-525-7272
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

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
         Exhibit No.       Description
         -----------       -----------
              99           Slides Presented at Barclay's High Yield Investor
                           Conference at 4:40 p.m., EST, on December 5, 2000 and
                           Lehman Brothers Equity Investor Telecommunication
                           Conference to be held at 11:00 a.m., EST, on December
                           7, 2000.
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ITEM 9.  REGULATION FD DISCLOSURE.

         See the slides attached as Exhibit 99, which are being presented at Barclay's High Yield Investor Conference held at 4:40 p.m., EST, on December 5,
2000 and Lehman Brothers Equity Investor Telecommunication Conference to be held at 11 a.m., EST, on December 7, 2000.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AIRGATE PCS, INC.
                                            (Registrant)


Date: November 28, 2000                     By: /s/ Alan B. Catherall
                                                --------------------------------
                                                 Name: Alan B. Catherall
                                                 Title:  Chief Financial Officer





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                                INDEX TO EXHIBITS


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
Exhibit                      Description                                    Page No.
-------                      -----------                                    -------

99         Slides presented at the Barclay's High Yield Investor
           Conference held at 4:40 p.m., EST, on December 5, 2000 and
           Lehman Brothers Equity Investor Telecommunication Conference to be held at 11 a.m., EST, on December 7, 2000.